UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2024

CRH public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason's Way, Rathfarnham, Dublin 16, D16 KH51, Ireland
(Address of principal executive offices)
+353 1 404 1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
5.200% Guaranteed Notes due 2029	CRH/29	New York Stock Exchange
6.40% Notes due 2033	CRH/33A	New York Stock Exchange
5.400% Guaranteed Notes due 2034	CRH/34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2024, CRH public limited company (the “Company”) announced that Alan Connolly, age 56, has been appointed Interim Chief Financial Officer, effective January 1, 2025. Mr. Connolly currently serves as the Company’s Director of Strategic Finance. The Company, with assistance from an independent recruitment consultant, is conducting a search to identify a permanent Chief Financial Officer.

Mr. Connolly, a Chartered Accountant, has over three decades of finance experience working at the Company and has held a number of senior finance roles across its European and Americas businesses. He has served as the Company’s Director of Strategic Finance since 2023, and previously served as chief financial officer of the Global Building Products Division, Director of Group Finance, and Finance and Performance Director of the Europe Materials Business. Prior to joining the Company, Mr. Connolly was an auditor at KPMG.

There are no arrangements or understandings between Mr. Connolly and any person pursuant to which Mr. Connolly was selected as an officer. There is no family relationship between Mr. Connolly and any director or executive officer of the Company. Mr. Connolly is not a party to any transaction subject to Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Item 7.01    Regulation FD Disclosure.

On December 6, 2024, the Company issued a press release regarding the appointment of Mr.
Connolly as Interim Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release of CRH public limited company, dated December 6, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 6, 2024

CRH public limited company

/s/ Neil Colgan
By:	Neil Colgan
Company Secretary